                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 25, 2001


                        CORPORATE OFFICE PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                       0-20047              23-2947217
          --------                       -------              ----------
(State or other jurisdiction of        (Commission          (IRS Employer
       incorporation)                  File Number)      Identification Number)


                        8815 CENTRE PARK DRIVE, SUITE 400
                            COLUMBIA, MARYLAND 21045
                          ----------------------------
                    (Address of principal executive offices)


                                 (410) 730-9092
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
99.1                       Supplemental information dated March 31, 2001 for
                           Corporate Office Properties Trust.

ITEM 9.           REGULATION FD DISCLOSURE

         In connection with its release of earnings on April 25, 2001, the Registrant is making available certain additional information pertaining to its properties and operations as of and for the period ended March 31, 2001. This information is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2001

                                 CORPORATE OFFICE PROPERTIES TRUST


                                 By:      /s/ Randall M. Griffin
                                          -------------------------
                                 Name:    Randall M. Griffin
                                 Title:   President and Chief Operating Officer

                                 By:      /s/ Roger A. Waesche, Jr.
                                          -------------------------
                                 Name:    Roger A. Waesche, Jr.
                                 Title:   Chief Financial Officer


                                 2